EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2013
Postemployment Benefits [Abstract]
EMPLOYEE BENEFIT PLANS
15.	EMPLOYEE BENEFIT PLANS

(a)	Retirement benefits

Contributions to the various retirement schemes are fully expensed during the period in which they are funded. The cost of providing retirement benefits for the Company’s defined contribution plans for fiscal 2013 was $57.1 million (2012: $62.8 million and 2011: $65.8 million). There are no post retirement defined benefit pension plans.

(b)	Share option schemes

The Company grants equity-settled instruments comprising share options and restricted shares to certain employees. The Company also grants cash-settled instruments to certain employees. The Company currently maintains the Sibanye Gold Limited 2013 Share Plan and the Sibanye Gold Limited Phantom Share Scheme. Sibanye previously participated in the Gold Fields Limited 2012 Share Plan, the Gold Fields Limited 2005 Share Plan and the GF Management Incentive Scheme up to the Spin-off from Gold Fields. The details of these Plans are discussed below.

In terms of the previously existing Gold Fields Limited share plans, all Gold Fields shares vested pro rata (“no fault termination” rules applied) to Sibanye employees following the Spin-off of Sibanye. The proportionate unvested options under the Gold Fields Limited share plans on date of the Spin-off were replaced with Sibanye share options to the equivalent value, under the Sibanye Gold Limited 2013 Share Plan.

The charge for stock-based compensation has been recognized in the statement of operations under the captions production costs, corporate expenditure and other expenses:

	December 31, 2013	December 31, 2012	December 31, 2011
Stock-based compensation	31.9	32.2	33.0

Sibanye Gold Limited 2013 Share Plan

On November 21, 2012 the shareholder of Sibanye passed a resolution to approve the adoption of the Sibanye Gold Limited 2013 Share Plan (the “SGL Share Plan”) with effect from the date of listing. The SGL Share Plan was implemented to replace the Gold Fields share plans (the Gold Fields Limited 2012 Share Plan and the Gold Fields Limited 2005 Share Plan) that Sibanye’s employees participated in. The SGL Share Plan provides for two methods of participation, namely the Performance Share, or PS, method and the Bonus Share, or BS, (or restricted share) method. This plan seeks to attract, retain, motivate and reward participating employees on a basis which seeks to align the interests of such employees with those of the shareholders.

(i) Performance shares

The Remuneration Committee makes an annual conditional award of shares to the CEO, CFO, COO, SVPs and Vice Presidents, or VPs. The number of performance shares awarded to an employee is based on the employee’s annual salary, grade and performance. The actual number of performance shares which settles is determined by the Company’s share price performance measured against the performance of a peer group, being Harmony Gold Mining Company Limited, Pan African Resources PLC and Gold One International Limited, over a performance period of three years. This peer group is determined and approved by the Remuneration Committee. The performance shares, which will settle, are based on the relative change in the Sibanye share price compared to the respective share prices of the individual companies within the peer group. For any performance share award to be settled to executives, an internal company performance target is required to be met before the external relative measure is applied. The target performance criterion is set at 85% of Sibanye’s expected gold production over the three-year measurement period as set out in the business plans of Sibanye as approved by the Board. Only once the internal measure has been achieved, will the external measure (Sibanye’s share price performance measured against the abovementioned peer group) be applied to determine the scale of the vesting of awards of performance shares, which can be between 100% and 200%.

(ii) Bonus shares

The Committee makes an annual conditional award of shares to each executive director and senior executive. The size of the award depends on the individual’s annual cash bonus, which is determined by actual performance against predetermined targets. Two-thirds of the annual bonus is awarded as restricted shares (bonus shares). The restricted shares vest in two equal parts at nine months and 18 months after the award date. Dividends are payable on the bonus shares during the holding period.

The salient features of the SGL Share Plan are:

•	PS and BS are offered to participants annually in March. Quarterly allocations of PS are also made in June, September and December on a pro rata basis to qualifying new employees. PS and BS are performance-related shares, granted at zero cost (the shares are granted in exchange for the rendering of service by participants to the Group during the three-year restricted period prior to the share vesting period);

•	based on the rules of the SGL Share Plan, the actual number of PS which would be settled to a participant three years after the original award date is determined by the Company’s performance measured against the performance of three other major gold mining companies (the peer group) based on the relative change in the Sibanye share price compared to the basket of respective share prices of the peer group. Furthermore, for PS awards to be settled to members of the Executive Committee, an internal company performance target is required to be met before the external relative measure is applied;

•	the performance of the Company that will result in the settlement of shares is to be measured by the Company’s share price performance relative to the share price performance of peer gold mining companies to be determined by the Remuneration Committee over a three-year period;

•	the performance of the Company’s shares against the shares of the peer group will be measured for the three-year period running from the relevant award date;

•	BS are offered to participants annually in March; and

•	based on the rules of the SGL Share Plan, the actual number of BS which would be settled equally to a participant over a nine month and an 18-month period after the original award date is determined by the employee’s annual cash bonus calculated with reference to actual performance against predetermined targets for the financial year ended immediately preceding the award date.

Details of the options granted under the SGL Share Plan to employees are detailed below:

	Number of PS	Number of BS
Granted to replace the Gold Fields Limited share plans	28,568,317	702,915
Granted during the period	4,118,870	1,135,455
Exercised and released	(1,523,111)	(638,086)
Forfeited	(3,080,373)	(64,829)

Outstanding at December 31, 2013	28,083,703	1,135,455

The fair value of the above PS equity instruments granted during the period were valued using the Monte Carlo Simulation model. For the BS equity instruments a future trading model is used to estimate the loss in value to the holders of BS due to trading restrictions. The actual valuation is developed using the Monte Carlo analysis of the future share price of Sibanye.

Performance shares	December 31, 2013
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	64.6%
Expected term (years)	3.0
Expected dividend yield	2.5%
Weighted average three-year risk free interest rate (based on South African interest rates)	6.0%
Weighted average fair value—Rand	12.55

Bonus shares	December 31, 2013
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	64.6%
Expected term (months)	9 -18
Expected dividend yield	2.5%
Weighted average three-year risk free interest rate (based on South African interest rates)	6.0%
Weighted average fair value—Rand	8.34

The compensation cost of awards that were granted to replace the historical instruments issued by Gold Fields will mirror the costs that would have been expensed in future periods under the Gold Fields Limited share plans had they still been in place.

The compensation cost related to awards not yet recognized under the above SGL Share Plan at December 31, 2013 amounts to $17.8 million and is to be spread over three years.

At the Annual General Meeting, or AGM, the directors of Sibanye were authorized to issue and allot all or any of such shares required for the plans, but in aggregate all plans may not exceed 70,619,126 (10%) of the total issued ordinary shares capital of the Company. An individual participant may also not be awarded an aggregate of shares from all or any such plans exceeding 7,061,913 (1%) of the Company’s total issued ordinary share capital. The unexercised options and shares under all plans represented 29,219,158 (4%) of the total issued ordinary share capital of Sibanye at December 31, 2013.

Sibanye Gold Limited Phantom Share Scheme

On May 14, 2013 Sibanye’s Remuneration Committee limited the issuance of share options for the 2013 allocation under the SGL Share Plan to senior management only. D-Band and certain senior management, who previously participated in the equity-settled share option scheme, now participate in a cash-settled share scheme, the Sibanye Gold 2013 Phantom Share Scheme, or the SGL Phantom Scheme. Notwithstanding that the SGL Phantom Scheme is not subject to compliance with the JSE Listings Requirements as it is a purely cash-settled remuneration scheme, the SGL Share Plan rules apply, in all material aspects, to the SGL Phantom Scheme, other than the issue of new shares to participants.

Details of the phantom shares granted under the SGL Phantom Scheme to employees are detailed below:

	Number of PS	Number of BS
Granted during the period	17,539,440	7,002,146
Exercised and released	(55,393)	(68,007)
Forfeited	(1,054,281)	(404,735)

Outstanding at December 31, 2013	16,429,766	6,529,404

The grant date fair value of the above PS and BS cash-settled instruments granted during the year were valued using the Monte Carlo Simulation model and a future trading model, respectively, as with the equity-settled instruments above. As the cash and equity instruments are issued on the same day the grant date fair value assumptions of the cash-settled instruments is the same as for the equity-settled instruments as tabled above.

The fair value of the cash-settled instruments at reporting date, used to value the share-based payment obligation, is determined using the same assumptions as for the grant date valuation. However, the respective models take into account the actual share data of the peer group for the period from the grant date to the reporting date.

The compensation cost related to awards not yet recognized under the above schemes at December 31, 2013 amounts to $19.0 million and is to be spread over three years.

Reconciliation of the stock-based compensation obligation:

December 31, 2013
Stock-based compensation expensed	9.6
Fair value of the obligation	3.4
Payments made	(0.4)
Translation	(0.8)

11.8
Current portion of stock-based compensation obligation	(4.4)

7.4

The Gold Fields Limited 2012 Share Plan

At the Gold Fields annual general meeting on May 14, 2012 Gold Fields shareholders approved the adoption of the Gold Fields Limited 2012 Share Plan to replace the Gold Fields Limited 2005 Share Plan. The Plan provides for two methods of participation, namely the PS Method and the BS Method. This plan seeks to attract, retain, motivate and reward participating employees on a basis which seeks to align the interests of such employees with those of the Gold Fields share owners.

The salient features of the Plan are:

•	PS and BS are offered to participants annually in March. Quarterly allocations of PS are also made in June, September and December on a pro rata basis to qualifying new employees. PS and BS are performance-related shares, granted at zero cost (the shares are granted in exchange for the rendering of service by participants to Gold Fields during the three year restricted period prior to the share vesting period);

•

based on the rules of the Plan, the actual number of PS which would be settled to a participant three years after the original award date is determined by Gold Fields’ performance measured against the performance of seven other major gold mining companies, or the peer group, based on the relative change in the Gold Fields share price compared to the basket of respective US Dollar share prices of the peer group. Furthermore, for PS awards to be settled to members of the Gold Fields Executive Committee, an internal Gold Fields performance target is required to be met before the external relative measure is applied. The internal target performance criterion has been set at 85% of the Gold Fields’ planned gold production over the three-year measurement period as set out in the business plans of Gold Fields and approved by the Gold Fields Board. In the event that the internal target performance criterion is met the full initial target award shall be settled on the settlement date. In addition, the Gold Fields Remuneration Committee has determined that the number of PS to be settled may be increased by up to 200% of the number of the initial target PS conditionally awarded, depending on the performance of Gold Fields relative to the performance of the peer group, based on the relative change in the Gold Fields share price compared to the basket of respective US dollar share prices of the peer group.

•	the performance that will result in the settlement of shares is to be measured by Gold Fields’ share price performance relative to the share price performance of the following peer gold mining companies, collectively referred to as “the peer group” (AngloGold Ashanti, Barrick Gold Corporation, GoldCorp Incorporated, Harmony Gold Mining Gold Fields, Newmont Mining Corporation, Newcrest Mining Limited and Kinross Gold Corporation), over the three year period.

•	the performance of the Gold Fields’ shares against the shares of the peer group will be measured for the three-year period running from the first business day of the month preceding the relevant allocation and award date;

•	based on the rules of the Plan, the actual number of BS which would be settled equally to a participant over a nine-month and a 18-month period after the original award date is determined by the employee’s annual cash bonus calculated with reference to actual performance against predetermined targets for the financial year ended immediately preceding the award date.

The below summary reflects instruments allocated to Sibanye:

	Number of PS	Number of BS
Granted during the period	1,638,684	489,748
Exercised and released	—	(216,715)
Forfeited	(73,889)	(16,582)
Transfers to the Gold Fields group	(27,412)	—

Outstanding at December 31, 2012	1,537,383	256,451
Granted during the period	312,546	—
Exercised and released	(496,303)	(137,265)
Transfers to the Gold Fields group	(77,386)	(31,337)
Converted to Sibanye options	(1,276,240)	(87,849)

Outstanding at December 31, 2013	—	—

The shares that were granted during fiscal 2013 were a result of the Spin-off and took into account the current share prices and vesting percentage at the date of Spin-off. The valuation was not done according to the Monte Carlo Simulation as in fiscal 2012 for options granted in the ordinary course of business.

The fair value of the above PS equity instruments granted during fiscal 2012 were valued using the Monte Carlo Simulation model. For the BS equity instruments a future trading model was used to estimate the loss in value to the holders of BS due to trading restrictions. The actual valuation was developed using a Monte Carlo analysis of the future share price of Gold Fields:

Performance shares	December 31, 2012
Weighted average expected volatility*	36.5%
Expected term (years)	3.0
Historical dividend yield	1.60%
Weighted average risk free interest rate (based on U.S. interest rate)	0.70%
Weighted average fair value—Rand	162.41

Bonus shares	December 31, 2012
Weighted average expected volatility*	29.4%
Expected term (months)	9 - 18
Historical dividend yield	2.70%
Weighted average risk free interest rate (based on South African interest rates)	5.50%
Weighted average fair value—Rand	115.74

*	Based on a statistical analysis of the historical share price on a weighted moving average basis for the expected term of the option

Vesting of PS is based on Gold Fields’ performance on the Philadelphia XAU Index, or XAU, relative to the seven representative peers in the gold mining industry rather than all members of the index, because some members of the index are not purely gold mining companies or are small producers.

The Gold Fields Limited 2005 Share Plan

At the Gold Fields’ annual general meeting held on November 17, 2005, the shareholders approved The Gold Fields Limited 2005 Share Plan, or the 2005 Plan, under which employees, including executive directors, are compensated.

The 2005 Plan provides for two types of awards: performance vesting restricted shares, or PVRS, and performance allocated share appreciation rights, or SARS. The PVRS will only be released to participants and the SARS will vest three years after the date of the award and/or allocation of such shares. However, in respect of the PVRS, Company performance criteria need to be met in respect of awards to executives. The size of the initial allocation of SARS and PVRS is dependent on the performance of the participant at the time of allocation. The allocations under The 2005 Plan are usually made annually in March.

As a result of the Spin-off all unvested options on the date of the Spin-off, being February 18, 2013, were converted to options under the Sibanye Gold Limited 2013 Share Plan as in (a). Sibanye employees had to exercise all options that vested proportionately until the date of the Spin-off.

Details of the PVRS and SARS granted under the 2005 Plan are as follows:

	Number of PVRS	Number of SARS	Average price
			Rand	U.S. dollar
Outstanding at December 31, 2010	4,287,862	3,968,584	105.97	15.70
Granted during the period	1,324,161	455,542	119.17	16.51
Exercised and released	(1,321,403)	(540,135)	111.06	15.38
Forfeited	(333,574)	(213,455)	110.69	15.33
Transfers to the Gold Fields group	(666,971)	(2,458,758)	105.93	14.67

Outstanding at December 31, 2011	3,290,075	1,211,778	107.79	13.26
Exercised and released	(829,266)	(70,119)	105.98	12.94
Forfeited	(213,581)	(131,068)	116.62	14.24
Transfers to the Gold Fields group	(16,642)	(89,085)	106.21	12.97

Outstanding at December 31, 2012	2,230,586	921,506	106.82	12.46
Granted during the period	466,253	171,643	106.82	11.13
Exercised and released	(2,153,455)	(484,908)	106.82	11.13
Forfeited	—	—	—	—
Transfers to the Gold Fields group	(2,605)	(4,077)	106.82	11.13
Converted to Sibanye options	(540,779)	(604,164)	106.82	11.13

Outstanding at December 31, 2013	—	—	—	—

During fiscal 2012, some share appreciation rights’ expiry dates were extended to enable participants who were disadvantaged due to closed periods to be placed in an equitable position. The incremental fair value of the modification was $nil. No share options were extended during fiscal 2013 and 2012.

In terms of the 2005 Plan rules, PVRS are granted for no consideration, vest after three years from grant date and do not expire. The PVRS due to have vested in fiscal year ended June 30, 2009 did not meet the vesting conditions. None of the PVRS granted after June 30, 2009 were exercisable on December 31, 2012 and 2011.

At the time the 2005 Plan was first implemented, the release of PVRS was subject to, among other things, the Gold Fields’ relative performance on the Philadelphia XAU Index, or XAU Index. In fiscal year ended June 30, 2008, it became evident that the XAU Index was not representative of Gold Fields’ peer competitors, as some of the companies in the XAU Index are not pure gold mining companies. Furthermore, since the selection of the XAU Index as a benchmark, a number of relatively small gold producers have been included in the XAU Index and again these cannot be regarded as representative of Gold Fields’ peer competitors. Accordingly, instead of using the XAU Index, Gold Fields’ performance is therefore measured against only five gold mining companies whom it believes can be regarded as its peer competitors.

The incremental fair value resulting from the modification amounted to $7.8 million which was expensed over the remaining vesting period of the restricted shares. In terms of the 2005 Plan rules, SARS currently expire no later than six years from the grant date and vest three years after grant date. None of the SARS granted after June 30, 2009 were exercisable on December 31, 2012 and 2011. The average exercise price for SARS outstanding at December 31, 2012 and 2011 was R106.83 ($12.47) and R107.79 ($13.26) respectively.

The following tables summarize information relating to the options outstanding at December 31, 2012 and 2011:

	Outstanding options at December 31, 2011
	Price range		Number of options	Contractual life	Weighted average exercise price
	Rand	$		(in years)	Rand	$
Range of prices	85.00 -109.99	10.46 - 13.52	712,244	3.62	99.36	12.22
	110.00 - 134.99	13.53 - 16.60	499,554	4.51	119.82	14.74

			1,211,798	3.99	107.79	13.26

	Outstanding options at December 31, 2012
	Price range		Number of options	Contractual life	Weighted average exercise price
	Rand	$		(in years)	Rand	$
Range of prices	85.00 -109.99	9.92 -12.83	544,466	2.71	98.12	11.45
	110.00 -134.99	12.84 -15.75	371,110	4.13	119.13	13.90
	135.00 -159.99	15.76 -18.67	5,930	5.01	136.29	15.90

			921,506	3.30	106.83	12.47

The PVRS have not been included in the table above as they do not have an expiry date and are granted for no consideration.

The Group used the Black Scholes Model to value the SARS. The inputs to the model for awards granted during the period were as follows:

December 31, 2011
Weighted average exercise price—Rand	119.17
Weighted average expected volatility*	46.4%
Expected term (years)	5.90
Historical dividend yield	1.70%
Weighted average risk free interest rate	6.90%
Weighted average fair value—Rand	51.66

The Group used the Monte-Carlo Simulation to value the PVRS. The inputs to the model for awards granted during the year were as follows:

December 31, 2011
Weighted average expected volatility*	64.1%
Expected term (years)	3.0
Historical dividend yield	1.70%
Weighted average risk free interest rate (based on U.S. interest rate)	0.20%
Weighted average fair value—Rand	206.27

*	Based on statistical analysis of the historical share price on a weighted moving average basis for the expected term of the option